UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2023

MOBIX LABS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40621	85-2324794
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15420 Laguna Canyon Rd., Suite 100 Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 745-1086

Chavant Capital Acquisition Corp.

445 Park Avenue, 9th Floor

New York, NY 10022

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	MOBX	Nasdaq Global Market
Redeemable warrants, each warrant exercisable for one share of Class A Common Stock	MOBXW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Introductory Note

On December 21, 2023 (the “Closing Date”), the registrant consummated the previously announced transactions pursuant to the Business Combination Agreement, dated November 15, 2022 (as amended, supplemented or otherwise modified, the “Business Combination Agreement”), by and among Chavant Capital Acquisition Corp., a publicly-traded special purpose acquisition company incorporated under the laws of the Cayman Islands (“Chavant”), CLAY Merger Sub II, Inc., a Delaware corporation and newly-formed, wholly-owned direct subsidiary of Chavant (“Merger Sub”), and Mobix Labs, Inc., a Delaware corporation (“Mobix Labs”), pursuant to which, among other things, Merger Sub merged with and into Mobix Labs, with Mobix Labs surviving the merger as a wholly-owned direct subsidiary of Chavant (the “Merger” and, together with the other transactions related thereto, the “Transaction”). In connection with the consummation of the Transaction (the “Closing”), the registrant changed its name from “Chavant Capital Acquisition Corp.” to “Mobix Labs, Inc.” (hereinafter referred to as “New Mobix Labs”).

Terms used in this Current Report on Form 8-K (this “Report”) but not defined herein, or for which definitions are not otherwise incorporated by reference herein, have the same meanings given to such terms in the prospectus and definitive proxy statement dated November 13, 2023, and filed by Chavant with the Securities and Exchange Commission (the “Commission”) on November 15, 2023 (as supplemented by Supplement No. 1 thereto dated November 30, 2023 and Supplement No. 2 thereto dated December 12, 2023, the “Proxy Statement/Prospectus”), in the section entitled “Frequently Used Terms” beginning on page 3 thereof, and such definitions are incorporated herein by reference.

In connection with the Transaction, Chavant entered into the PIPE Subscription Agreements (as defined below) with certain accredited investors and Chavant Capital Partners LLC (the “Sponsor”), pursuant to which, substantially concurrently with the Closing and on the terms and subject to the conditions of each such PIPE Subscription Agreement: (i) as previously reported in the Current Report on Form 8-K filed by Chavant with the Commission on December 19, 2023 (the “December 19 Form 8-K”), Sage Hill Investors, LLC (“Sage Hill”) agreed to purchase 1,500,000 shares of Class A common stock, par value $0.00001 per share, of Chavant following its de-registration as a Cayman Islands exempted company and domestication into a Delaware corporation in the State of Delaware in connection with the Closing (the “Domestication”) at a price of $10.00 per share for an aggregate amount of $15.0 million in cash (the “Sage Hill PIPE Subscription Agreement”) and received a warrant to purchase 1,500,000 shares of common stock of Mobix Labs (“Mobix Labs Stock”) at an exercise price of $0.01 per share, exercisable upon obtaining stockholder approval, which is expected to be obtained in 2024, (ii) as described further in Item 1.01 below, the Sponsor agreed to purchase 199,737 shares of Class A Common Stock at a price of $10.00 per share for an aggregate amount of approximately $2.0 million, paid through the forgiveness of certain outstanding indebtedness and reimbursement obligations owed by the Company to the Sponsor and its members, and received the Sponsor Warrant (as defined below) in connection therewith, and (iii) other investors agreed to purchase a total of 475,000 shares of Class A Common Stock at a price of $10.00 per share for an aggregate amount of $4.75 million in cash and received the Additional Warrants (as defined below) in connection therewith.

In addition, pursuant to the Non-Redemption Agreement (as defined below), a shareholder of Chavant agreed with Chavant to withdraw its election to redeem 73,706 ordinary shares, par value $0.0001 per share, of Chavant (“Ordinary Shares”) prior to the Domestication. In consideration for the withdrawal of the redemption of such Ordinary Shares, Mobix Labs issued to the shareholder 202,692 warrants, each warrant exercisable to purchase one share of Mobix Labs Stock, and such warrants converted into 202,489 shares of Class A Common Stock upon the Closing.

Item 1.01	Entry into a Material Definitive Agreement.

PIPE Investments

Sponsor PIPE Subscription Agreement, Sponsor Warrant and Sponsor Letter Agreement

On December 19, 2023, Chavant entered into the subscription agreement (the “Sponsor PIPE Subscription Agreement”) with the Sponsor that was previously disclosed in the December 19, 2023 Form 8-K, pursuant to which the Sponsor agreed to purchase, in a private placement that closed substantially concurrently with the Closing, 199,737 shares of Class A Common Stock at a price of $10.00 per share for an aggregate purchase price of $1,997,370 paid through the forgiveness of the Forgiven Chavant Obligations (as defined below), on the terms and subject to the conditions set forth in the Sponsor PIPE Subscription Agreement and the Sponsor Letter Agreement described below. The terms of the Sponsor PIPE Subscription Agreement (other than the purchase amount, the form of consideration and voting rights) are substantially similar to those in the subscription agreement entered into between Chavant and ACE SO4 Holdings Limited (the “ACE PIPE Subscription Agreement”) in connection with the execution of the Business Combination Agreement on November 15, 2022, including those relating to issuance of additional shares of Class A Common Stock in the event that the Adjustment Period VWAP is less than $10.00 and resale registration obligations, as described on pp. 199 and 200 of the Proxy Statement/Prospectus.

In connection with the execution of the Sponsor PIPE Subscription Agreement, Mobix Labs issued to the Sponsor a warrant to purchase 272,454 shares of Mobix Labs Stock at an exercise price of $0.01 per share, exercisable upon the closing of the Sponsor PIPE Subscription Agreement (the “Sponsor Warrant”). The Sponsor Warrant was exercised at the closing of the Sponsor PIPE Subscription Agreement and, following net settlement into 272,182 shares of Mobix Labs Stock, converted into 272,182 shares of Class A Common Stock of the Company in connection with the Closing.

On December 20, 2023, Chavant also entered into a Sponsor Letter Agreement with the Sponsor (the “Sponsor Letter Agreement”). Pursuant to the Sponsor Letter Agreement, as consideration for the 199,737 shares issued pursuant to the Sponsor PIPE Subscription Agreement, the Sponsor agreed to forgive, effective upon the Closing, approximately $1,997,370 of aggregate outstanding obligations of Chavant owed to the Sponsor, consisting of (i) $1,150,000 aggregate principal amount of working capital loans outstanding under Chavant’s convertible promissory notes issued to the Sponsor, (ii) $610,000 aggregate principal amount of working capital loans outstanding under Chavant’s non-convertible promissory notes issued to the Sponsor (the accrued interest under which was forgiven), (iii) an estimated additional $40,000 in aggregate principal amount of working capital loans incurred to pay additional expenses in connection with the Closing, (iv) approximately $165,000 of outstanding reimbursement obligations owed to the Sponsor by Chavant for administrative services, as described on page 318 of the Proxy Statement/Prospectus under the heading “Certain Chavant Relationships and Related Person Transactions—Administrative Services” and (v) approximately $32,370 of reimbursement obligations owed to Dr. Jiong Ma, the Chief Executive Officer of Chavant, by Chavant for certain operating expenses of Chavant paid by Dr. Ma (collectively, the “Forgiven Chavant Obligations”).

In addition, pursuant to the Sponsor Letter Agreement, the Sponsor agreed to forfeit (1) 658,631 Founder Shares that it held (“Sponsor Forfeited Founder Shares”) and (2) 400,000 Private Warrants that it held (“Sponsor Forfeited Private Warrants”), in each case upon the Closing.

The forfeiture of the Sponsor Forfeited Founder Shares reduced the number of Founder Shares held by the Sponsor, which are subject to the lock-up agreement applicable to the Founder Equityholders as set forth in the Amended and Restated Registration Rights and Lock-Up Agreement (the “Founder Share Lock-Up”), to 922,182 Founder Shares. The Company expects that the Sponsor will distribute these Founder Shares to its members following the Closing and the expiration of the Founder Share Lock-Up. In such distributions, (1) Dr. Ma or her controlled affiliate is expected to receive (i) 724,600 shares of Class A Common Stock representing Founder Shares (including 40,000 Founder Shares held by the Sponsor that may be allocated by Dr. Ma in her discretion), and (2) Dr. André-Jacques Auberton-Hervé, Chavant’s Chairman, or his controlled affiliate is expected to receive (i) 197,582 shares of Class A Common Stock representing Founder Shares. The forfeiture of the Sponsor Forfeited Private Warrants reduced the number of Private Warrants held by the Sponsor to 2,394,332 Private Warrants. None of the Private Warrants are subject to the Founder Share Lock-Up, and the Sponsor distributed these Private Warrants to its members on December 21, 2023 following the Closing. In such distribution, (ii) Dr. Ma or her controlled affiliate received 1,241,552 Private Warrants, and (ii) Dr. Auberton-Hervé or his controlled affiliate received 358,324 Private Warrants. In addition, the shares of Class A Common Stock the Sponsor received upon the Closing pursuant to the Sponsor PIPE Subscription Agreement and the conversion of the Sponsor Warrant, as described above, are not subject to the Founder Share Lock-Up. The Company expects that the Sponsor will distribute those shares to its members after the Closing. In such distribution, (1) Dr. Ma is expected to receive approximately 71,399 shares of Class A Common Stock (reflecting $140,000 of non-convertible debt that Dr. Ma had funded or would fund to the Sponsor in respect of working capital loans to Chavant, Dr. Ma’s pro rata share in amount of approximately $130,000 of the outstanding reimbursement obligations owed to the Sponsor for administrative services, and the outstanding reimbursement obligations of $32,370 owed to Dr. Ma, as described above, each forgiven pursuant to the Sponsor Letter Agreement) and (2) Dr. Auberton-Hervé is expected to receive approximately 343,384 shares of Class A Common Stock (reflecting $1.4 million of convertible and non-convertible debt that Dr. Auberton-Hervé had funded to the Sponsor in respect of working capital loans to Chavant and Dr. Auberton-Hervé pro rata share of the outstanding reimbursement obligations owed to the Sponsor for administrative services, each forgiven pursuant to the Sponsor Letter Agreement).

The foregoing descriptions of the Sponsor PIPE Subscription Agreement, the Sponsor Warrant and the Sponsor Letter Agreement do not purport to be complete and are qualified in their entirety by the terms and conditions of the Sponsor PIPE Subscription Agreement, the Sponsor Warrant and the Sponsor Letter Agreement, filed as Exhibits 10.1, 10.2 and 10.3 hereto, respectively, and incorporated by reference herein.

Additional PIPE Subscription Agreements and Additional Warrants

As of December 21, 2023, Chavant had entered into additional subscription agreements (the “Additional PIPE Subscription Agreements” and, together with the Sage Hill PIPE Subscription Agreement, the Sponsor PIPE Subscription Agreement, the “PIPE Subscription Agreements”) with other investors (the “Other Investors”), pursuant to which the Other Investors agreed to purchase, in private placements that closed substantially concurrently with the Closing, a total of 475,000 shares of Class A Common Stock in cash at a price of $10.00 per share for an aggregate purchase price of $4,750,000, on the terms and subject to the conditions set forth in each such Additional PIPE Subscription Agreement. The terms of each Additional PIPE Subscription Agreement (other than the purchase amount) are substantially similar to those in the subscription agreement entered into between Chavant and the ACE PIPE Subscription Agreement, including those relating to issuance of additional shares of Class A Common Stock in the event that the Adjustment Period VWAP is less than $10.00, resale registration obligations and voting rights, as described on pp. 199 and 200 of the Proxy Statement/Prospectus.

In connection with the execution of the Additional PIPE Subscription Agreements, Mobix Labs issued to the Other Investors warrants to purchase 450,000 shares of Mobix Labs Stock at an exercise price of $0.01 per share (the “Additional Warrants”), of which Additional Warrants convertible into 199,800 shares of Class A Common Stock (following net settlement) were exercisable upon the closing of the Additional PIPE Subscription Agreements (the “Converted Additional Warrants”) and Additional Warrants convertible into 250,000 shares of Class A Common Stock are exercisable upon the closing of the Additional PIPE Subscription Agreements and stockholder approval (the “Non-Converted Additional Warrants”; the shares of Class A Common Stock underlying the Non-Converted Additional Warrants and the Sage Hill Warrant, the “Unregistered Warrant Shares”). The Converted Additional Warrants were exercised at the closing of the Additional PIPE Subscription Agreements and, following net settlement into 199,800 shares of Mobix Common Stock, converted into 199,800 shares of Class A Common Stock in connection with the Closing. The Non-Converted Warrants remain outstanding, and stockholder approval for the exercise of the Non-Converted Warrants is expected to be obtained in 2024.

The foregoing descriptions of the Additional PIPE Subscription Agreements and the Additional Warrants do not purport to be complete and are qualified in their entirety by the terms and conditions of the Additional PIPE Subscription Agreements and the Additional Warrants, forms of which are filed as Exhibits 10.4, 10.5 and 10.6 hereto, and incorporated by reference herein.

Non-Redemption Agreement

On December 20, 2023, Chavant and Mobix Labs entered into a non-redemption agreement (the “Non-Redemption Agreement”) with a shareholder of Chavant (the “Non-Redemption Investor”), pursuant to which the Non-Redemption Investor agreed to withdraw its redemption of 73,706 Ordinary Shares (the “Non-Redemption Shares”), and, in consideration therefor, Mobix Labs issued a warrant to purchase 202,692 shares of Mobix Labs Stock at an exercise price of $0.01 per share, exercisable upon the Closing (the “Non-Redemption Warrant”). The Non-Redemption Warrant was exercised at the Closing and, following net settlement into 202,489 shares of Mobix Common Stock, converted into 202,489 shares of Class A Common Stock of the Company in connection with the Closing.

After giving effect to the withdrawal of the Non-Redemption Shares, shareholders holding 667,907 Ordinary Shares exercised their right to redeem such shares for a pro rata portion of the funds in Chavant’s trust account established in connection with its initial public offering, which funds were disbursed to shareholders on December 22, 2023.

The foregoing descriptions of the Non-Redemption Agreement and the Non-Redemption Warrant do not purport to be complete and are qualified in their entirety by the terms and conditions of the Non-Redemption Agreement and Non-Redemption Warrant filed as Exhibits 10.7 and 10.8 hereto, respectively, and incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Report with respect to the issuance of the Additional PIPE Subscription Agreements, the Non-Converted Additional Warrants and the Unregistered Warrant Shares is incorporated herein by reference. The Company issued, or will issue, the foregoing securities under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Rule 506 of Regulation D promulgated under the Securities Act, as a transaction not requiring registration under Section 5 of the Securities Act. The parties receiving the securities represented their intentions to acquire the securities for investment only and not with a view to or for sale in connection with any distribution, and appropriate restrictive legends were affixed to the certificates representing the securities (or reflected in restricted book entry with the Company’s transfer agent). The parties also had adequate access, through business or other relationships, to information about the Company.

Item 7.01	Regulation FD Disclosure.

On December 21, 2023, the Company issued a press release announcing, among other things, the Closing. The press release is attached to this Report as Exhibit 99.1 and incorporated herein by reference.

The information contained under this Item 7.01 in this Report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Subscription Agreement, dated December 19, 2023, by and among Chavant Capital Acquisition Corp., Mobix Labs, Inc. and Chavant Capital Partners LLC.

10.2	Warrant to Purchase Shares of Common Stock, dated December 20, 2023, by and between Mobix Labs, Inc. and Chavant Capital Partners LLC.

10.3	Sponsor Letter Agreement, dated December 20, 2023, by and among Chavant Capital Acquisition Corp., Mobix Labs, Inc. and Chavant Capital Partners LLC.

10.4	Form of Additional PIPE Subscription Agreement.

10.5	Form of Converted Additional Warrant to Purchase Shares of Common Stock of Mobix Labs, Inc.

10.6	Form of Non-Converted Additional Warrant to Purchase Shares of Common Stock of Mobix Labs, Inc.

10.7	Non-Redemption Agreement, dated December 20, 2023, by and among Chavant Capital Acquisition Corp., Mobix Labs, Inc. and a shareholder of Chavant.

10.8	Non-Redemption Warrant, dated December 20, 2023, by and between Mobix Labs, Inc. and a shareholder of Chavant.

99.1	Press Release, dated December 21, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mobix Labs, Inc.

	By:	/s/ Fabrizio Battaglia
	Name:	Fabrizio Battaglia
	Title:	Chief Executive Officer

Date: December 26, 2023